091602 DRAFT

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement           |_|   Confidential, For Use of the
                                                  Commission Only (as
|X|   Definitive Proxy Statement                  permitted by Rule 14a-6(e)(2))

|_|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

                               Goldman Sachs Trust

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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials:

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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                                      - 2 -

                               GOLDMAN SACHS TRUST
                                4900 Sears Tower
                          Chicago, Illinois 60606-6303

                                                              September 25, 2002

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Goldman Sachs Trust (the "Trust") to be held on December 16, 2002, at 4:00 P.M. (New York time), at the offices of Goldman, Sachs & Co. located at 32 Old Slip, 2nd Floor, New York, New York 10005.

     At this important meeting, you will be asked to consider and act upon the election of Trustees. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

     The continuing interest of shareholders in the affairs of the Trust is gratefully acknowledged. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS NEEDED. If you do not plan to be present at the Meeting, you can vote by completing, signing and returning the enclosed proxy card promptly or by using the internet or telephone voting options as described on the proxy card. If you have any questions regarding the proxy materials, please contact the Trust at 1-888-338-8408. Your prompt response will help reduce proxy costs--which are paid by the Trust and its shareholders--and will also mean that you can avoid receiving follow-up phone calls or mailings.

                                                 Sincerely,


                                                 Gary Black
                                                 President


          SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY
            CARD IN THE ENCLOSED ENVELOPE OR TO USE THE TELEPHONE OR
                   INTERNET VOTING OPTIONS TO CAST THEIR VOTE.

                               GOLDMAN SACHS TRUST
                                4900 Sears Tower
                          Chicago, Illinois 60606-6303

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                             September 25, 2002

To the Shareholders of
 Goldman Sachs Trust:

     A Special Meeting of Shareholders (the "Meeting") of Goldman Sachs Trust (the "Trust") will be held on December 16, 2002, at 4:00 P.M. (New York time) at the offices of Goldman, Sachs & Co. located at 32 Old Slip, 2nd Floor, New York, New York 10005 for the following purposes:

     1.  To elect nine Trustees of the Trust.

     2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Meeting in person. Holders of record at the close of business on September 17, 2002, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting. If you cannot be present at the Meeting, we urge you to complete, sign and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by telephone or by internet. In order to avoid the additional expense to the Trust of further solicitation, we ask your cooperation in completing and returning your proxy promptly.

                                          By Order of the Board of Trustees
                                          of Goldman Sachs Trust


                                          Howard B. Surloff
                                          Secretary

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                               GOLDMAN SACHS TRUST
                                4900 Sears Tower
                          Chicago, Illinois 60606-6303

                                 PROXY STATEMENT

                                                              September 25, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Goldman Sachs Trust (the "Trust") for use at the Trust's Special Meeting of Shareholders to be held at the offices of Goldman, Sachs & Co. ("Goldman Sachs"), 32 Old Slip, 2nd Floor, New York, New York 10005, on December 16, 2002, at 4:00 P.M. (New York time), or any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. Such meeting and any adjournment thereof are referred to as the "Meeting." This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the accompanying proxy card are being mailed to shareholders on or about October 1, 2002.

     The Trustees have fixed the close of business on September 17, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). Shareholders of record of the Trust on the Record Date are entitled to one vote per share at the Meeting. Appendix A to this Proxy Statement sets forth the number of shares of beneficial interest of each investment portfolio ("Fund") of the Trust outstanding as of the Record Date. Appendix B to this Proxy Statement sets forth the persons who owned beneficially or of record more than 5% of any Fund as of August 31, 2002.

     The Trust will request banks, brokerage houses, and other custodians to forward solicitation material to their principals to obtain authorizations for the execution of proxies. It is expected that the solicitation of proxies will be primarily by mail. However, the Trust's officers, investment advisers and transfer agent may also solicit proxies by telephone, facsimile, internet or personal interview. If the Trust records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded. The Funds will pay their pro-rata share of the expenses associated with this Proxy Statement and solicitation. The Trust has engaged D.F. King & Co., Inc. ("D.F. King"), an independent proxy solicitation firm, to assist in soliciting proxies. The cost of D.F. King's services with respect to the Trust is estimated to be $70,000, plus reasonable out-of-pocket expenses.

     If you vote by mail, complete, date, sign and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. If you vote by internet or telephone, please use the control number on your proxy card and follow the instructions as described on the proxy card. If you have any questions regarding the proxy materials, please contact the Trust at 1-888-338-8408. If the enclosed proxy card is properly executed and received prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted FOR the election of the Trustee Nominees described in this Proxy Statement, and in the discretion of the persons named above as proxies, in connection with any other matter that may properly come before the Meeting or any adjournment(s) thereof.

     Any person giving a proxy may revoke it at any time before it is exercised by submitting a subsequently executed proxy or by attending the Meeting and electing to vote in person.

     If you are a member of a household in which multiple shareholders of the Trust share the same address, your shares are held in "street name" and your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Trust will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Trust by calling toll free 1-888-338-8408 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, Illinois 60606-6303. If your shares are held in street name and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your broker or bank.

     THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF ANY FUND'S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS TRUST, 4900 SEARS TOWER, CHICAGO, ILLINOIS 60606-6303 OR BY TELEPHONE TOLL-FREE AT: 1-888-338-8408.

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PROPOSAL: ELECTION OF TRUSTEES
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     The Investment Company Act of 1940, as amended (the "1940 Act") provides that vacancies on the Board of Trustees of the Trust may be filled by the Trustees if, immediately after filling a vacancy, at least two-thirds of the Trustees holding office have been elected by shareholders. In 1997 nine Trustees of the Trust were elected by shareholders. Since then, however, four of these Trustees have, at various times, left the Board as a result of retirement, death or resignation.

     At a meeting held on August 1, 2002, the Trustees, including the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust (the "Independent Trustees") voted to approve, and to recommend to the shareholders that they approve, a proposal to elect nine Trustees (the "Nominees") to the Board of Trustees of the Trust.

     Four of the Nominees (Messrs. Bakhru, Strubel and Shuch and Ms. McPherson) were previously elected by the Trust's shareholders in 1997 and are standing for re-election by the shareholders at the Meeting. Three of the Nominees (Mr. Harker and Mmes. Smelcer and Uniacke) have been previously appointed as Trustees by the Board of Trustees and are standing for election by shareholders for the first time. Two of the Nominees (Messrs. Black and McNamara) do not currently serve on the Board of Trustees. If elected (or re-elected) by shareholders at the Meeting, the Nominees will hold office for an indefinite term, and will be able to fill future vacancies on the Board of Trustees, subject to the requirements of the 1940 Act mentioned above, without the incurrence of expense by the Trust of calling additional shareholder meetings to fill those vacancies.

     Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or by voting by telephone or by the internet, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected or re-elected. If, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate a substitute Nominee.

     The following table sets forth the names of the Nominees, their ages, term of office, including length of time served as a Trustee, principal occupations for the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Fund Complex (as defined below) that they oversee. Nominees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                 Nominees as Independent Trustees
                                                 --------------------------------

                                                                                                Number of
                                         Term of                                                Portfolios
                                       Office and                                                in Fund
                      Position(s)       Length of                                                Complex
Name,                  Held with          Time                Principal Occupation(s)          Overseen by    Other Directorships
Address and Age(1)    the Trust(2)      Served(3)               During Past 5 Years             Trustee(4)     Held by Trustee(5)
------------------    ------------      ---------               -------------------             ----------     ------------------
Ashok N. Bakhru        Chairman &      Since 1991    President, ABN Associates (July                66                None
Age: 60                 Trustee                      1994-March 1996 and November 1998 to
                                                     present); Executive Vice President -
                                                     Finance and Administration and Chief
                                                     Financial Officer, Coty Inc.
                                                     (manufacturer of fragrances and
                                                     cosmetics) (April 1996-November 1998);
                                                     Director of Arkwright Mutual Insurance
                                                     Company (1984-1999); Trustee of
                                                     International House of Philadelphia
                                                     (since 1989); Member of Cornell
                                                     University Council (since 1992);
                                                     Trustee of the Walnut Street Theater
                                                     (since 1992); Trustee, Citizens
                                                     Scholarship Foundation of America
                                                     (since 1998); Director, Private Equity
                                                     Investors-III and IV (since November
                                                     1998) and Equity-Limited Investors II
                                                     (since April 2002); and Chairman,
                                                     Lenders Service Inc. (provider of
                                                     mortgage lending services) (since
                                                     2000).

                                                     Chairman of the Board and Trustee -
                                                     Goldman Sachs Mutual Fund Complex
                                                     (registered investment companies).

Patrick T. Harker       Trustee        Since 2000    Dean and Reliance Professor of                 66                None
Age: 43                                              Operations and Information Management,
                                                     The Wharton School, University of
                                                     Pennsylvania (since February 2000);
                                                     Interim and Deputy Dean, The Wharton
                                                     School, University of Pennsylvania
                                                     (since July 1999); and Professor and
                                                     Chairman of Department of Operations
                                                     and Information Management, The
                                                     Wharton School, University of
                                                     Pennsylvania (July 1997-August 2000).

                                                     Trustee - Goldman Sachs Mutual Fund
                                                     Complex (registered investment
                                                     companies).

                                                 Nominees as Independent Trustees
                                                 --------------------------------

                                                                                                Number of
                                         Term of                                                Portfolios
                                       Office and                                                in Fund
                      Position(s)       Length of                                                Complex
Name,                  Held with          Time                Principal Occupation(s)          Overseen by    Other Directorships
Address and Age(1)    the Trust(2)      Served(3)               During Past 5 Years             Trustee(4)     Held by Trustee(5)
------------------    ------------      ---------               -------------------             ----------     ------------------
Mary P. McPherson       Trustee        Since 1997    Vice President, The Andrew W. Mellon           66                None
Age: 67                                              Foundation (provider of grants for
                                                     conservation, environmental and
                                                     educational purposes) (since October
                                                     1997); President of Bryn Mawr College
                                                     (1978-1997); Director, Smith College
                                                     (since 1998); Director, Josiah Macy,
                                                     Jr. Foundation (health educational
                                                     programs) (since 1977); Director,
                                                     Philadelphia Contributionship
                                                     (insurance) (since 1985); Director
                                                     Emeritus, Amherst College (1986-1998);
                                                     Director, Dayton Hudson Corporation
                                                     (general retailing merchandising)
                                                     (1988-1997); Director, The Spencer
                                                     Foundation (educational research)
                                                     (since 1993); member of PNC Advisory
                                                     Board (banking) (1993-1998); and
                                                     Director, American School of Classical
                                                     Studies in Athens (since 1997).

                                                     Trustee - Goldman Sachs Mutual Fund
                                                     Complex (registered investment
                                                     companies).

Wilma J. Smelcer        Trustee        Since 2001    Chairman, Bank of America, Illinois            66                None
Age:  53                                             (banking) (1998-January 2001); Chief
                                                     Administrative Officer, Bank of
                                                     America, Illinois (1996--1997);
                                                     Governor, Board of Governors, Chicago
                                                     Stock Exchange (national securities
                                                     exchange) (since April 2001).

                                                     Trustee - Goldman Sachs Mutual Fund
                                                     Complex (registered investment
                                                     companies).

                                                 Nominees as Independent Trustees
                                                 --------------------------------

                                                                                                Number of
                                         Term of                                                Portfolios
                                       Office and                                                in Fund
                      Position(s)       Length of                                                Complex
Name,                  Held with          Time                Principal Occupation(s)          Overseen by    Other Directorships
Address and Age(1)    the Trust(2)      Served(3)               During Past 5 Years             Trustee(4)     Held by Trustee(5)
------------------    ------------      ---------               -------------------             ----------     ------------------
Richard P. Strubel      Trustee        Since 1987    President, COO and Director Unext,             66      Gildan Activewear Inc.
Age: 63                                              Inc. (provider of educational services                 (an activewear clothing
                                                     via the internet) (since 1999);                        marketing and
                                                     Director, Cantilever Technologies,                     manufacturing company);
                                                     Inc. (a private software company)                      Unext, Inc. (provider of
                                                     (since 1999); Trustee, The University                  educational services via
                                                     of Chicago (since 1987); Managing                      the internet); Northern
                                                     Director, Tandem Partners, Inc.                        Mutual Fund Complex (57
                                                     (1990-1999).                                           Portfolios).

                                                     Trustee - Goldman Sachs Mutual Fund
                                                     Complex (registered investment
                                                     companies).

                                                   Nominees as Interested Trustees
                                                   -------------------------------

                                                                                                Number of
                                         Term of                                                Portfolios
                                       Office and                                                in Fund
                      Position(s)       Length of                                                Complex
Name,                  Held with          Time                Principal Occupation(s)          Overseen by       Other Directorships
Address and Age(1)    the Trust(2)      Served(3)               During Past 5 Years             Trustee(4)        Held by Trustee(5)
------------------    ------------      ---------               -------------------             ----------        ------------------
*Gary D. Black         President      Nominated to   Managing Director, Goldman Sachs               66                  None
Age: 42                               be Elected     (since June 2001); Executive Vice
                                      as Trustee     President, AllianceBernstein (October
                                      in 2002        2000 - June 2001); Managing Director,
                                                     Global Institutional Investment
                                                     Management, Sanford Bernstein (January
                                                     1999 - October 2000); and Senior
                                                     Research Analyst, Sanford Bernstein
                                                     (February 1992 - December 1998).

                                      President      President--Goldman Sachs Mutual Fund
                                      Since 2001     Complex (since 2001) (registered
                                                     investment companies).

*James McNamara      Vice President   Nominated to   Managing Director, Goldman Sachs (since        66                  None
Age 39                                be Elected     December 1998); Director of
                                      as Trustee     Institutional Fund Sales, Goldman Sachs
                                      in 2002        Asset Management ("GSAM") (April 1998-
                                                     December 2000); and Senior Vice President
                                                     and Manager, Dreyfus Institutional
                                                     Service Corporation (January 1993-April
                                                     1998).

                                      Vice           Vice President--Goldman Sachs Mutual
                                      President      Fund Complex (registered investment
                                      Since 2001     companies).

*Alan A. Shuch          Trustee       Since 1990     Advisory Director - GSAM (since May            66                  None
Age: 52                                              1999); Consultant to GSAM (December
                                                     1994 - May 1999); and Limited Partner,
                                                     Goldman Sachs (December 1994 - May
                                                     1999).

                                                     Trustee - Goldman Sachs Mutual Fund
                                                     Complex (registered investment
                                                     companies).

                                                   Nominees as Interested Trustees
                                                   -------------------------------

                                                                                                Number of
                                         Term of                                                Portfolios
                                       Office and                                                in Fund
                      Position(s)       Length of                                                Complex
Name,                  Held with          Time                Principal Occupation(s)          Overseen by       Other Directorships
Address and Age(1)    the Trust(2)      Served(3)               During Past 5 Years             Trustee(4)        Held by Trustee(5)
------------------    ------------      ---------               -------------------             ----------        ------------------
*Kaysie P. Uniacke    Trustee &       Since 2001     Managing Director, GSAM (since 1997);          66                  None
Age: 41               Assistant                      and Vice President and Senior Fund
                      Secretary                      Manager, GSAM (1988 to 1997).

                                      Assistant      Trustee - Goldman Sachs Mutual Fund
                                      Secretary      Complex (registered investment
                                      Since 1997     companies).

-----------
* These persons are considered to be "Interested Trustees" because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.
(2) The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
(3) Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote), the date the Trustee attains the age of 72 years; or (d) the termination of the Trust.
(4) The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of September 25, 2002, the Trust consisted of 60 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
(5) This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Exchange Act (i.e., "public companies") or other investment companies registered under the 1940 Act.

Information Concerning Meetings of Trustees and Standing Board Committees

     In the discussion below, certain Funds of the Trust are classified into the following groups:

     "Equity Funds" means: Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE(SM) Large Cap Value Fund, Goldman Sachs CORE(SM) U.S. Equity Fund, Goldman Sachs CORE(SM) Large Cap Growth Fund, Goldman Sachs CORE(SM) Small Cap Equity Fund, Goldman Sachs CORE(SM) International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Research Select Fund(SM) and Goldman Sachs Concentrated Growth Fund.

     "Fixed Income Funds" means: Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund (formerly, Adjustable Rate Government
Fund), Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Municipal Fund and Goldman Sachs High Yield Fund.

     "Global Sector Funds" means: Goldman Sachs Global Consumer Growth Fund, Goldman Sachs Global Financial Services Fund, Goldman Sachs Global Health Sciences Fund, Goldman Sachs Global Infrastructure and Resources Fund and Goldman Sachs Global Technology Fund.

     "Asset Allocation Portfolios" means: Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio.

     "Money Market Funds" means: Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Institutional Liquid Assets Money Market Portfolio, Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio, Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio, Goldman Sachs Institutional Liquid Assets

Government Portfolio, Goldman Sachs Institutional Liquid Assets Federal Portfolio, Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio, Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio, Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio, Goldman Sachs--Financial Square Prime Obligations Fund, Goldman Sachs--Financial Square Money Market Fund, Goldman Sachs--Financial Square Treasury Obligations Fund, Goldman Sachs--Financial Square Treasury Instruments Fund, Goldman Sachs--Financial Square Government Fund, Goldman Sachs--Financial Square Federal Fund, Goldman Sachs--Financial Square Tax-Free Money Market Fund and Goldman Sachs Cash Portfolio.

     "Specialty Funds" means: Goldman Sachs Internet Tollkeeper Fund(SM) and Goldman Sachs Real Estate Securities Fund.

     The Trust has divided its Funds among three separate fiscal reporting periods--August 31 (Equity Funds), October 31 (Fixed Income and Global Sector Funds) and December 31 (Money Market Funds, Specialty Funds, Asset Allocation Portfolios and CORE(SM) Tax-Managed Equity Fund). Because these fiscal reporting periods overlap each other, certain information like the number of board or committee meetings may be counted multiple times when providing information about the various fiscal years.

     The Trust held four meetings during the fiscal year ended October 31, 2001, five meetings during the fiscal year ended December 31, 2001 and six meetings during the fiscal year ended August 31, 2002. No Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he or she was a member held while he or she was a Trustee during such year.

     The Board of Trustees has established six standing committees in connection with its governance of the Trust--Audit, Nominating, Executive, Valuation, Dividend and Schedule E.

     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee recommends annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held one meeting during the fiscal year ended October 31, 2001 and two meetings during the fiscal years ended December 31, 2001 and August 31, 2002, respectively.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust or its investment advisers or distributor. All of the Independent Trustees serve on the Nominating Committee. The Nominating Committee held two meetings during the fiscal year ended October 31, 2001, two meetings during the fiscal year ended December 31, 2001 and one meeting during the fiscal year ended August 31, 2002. The members of the Nominating Committee have separately selected and nominated the Independent Trustees who are Nominees for election (or re-election) at the Meeting. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling future Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in this Proxy Statement and should be directed to the attention of the Goldman Sachs Trust Nominating Committee.

     The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. David B. Ford (a current Trustee whose term of office will cease upon the election of his successor at the Meeting) and Ms. Uniacke serve on the Executive Committee. The Executive Committee did not meet during the fiscal years ended October 31, 2001, December 31, 2001 and August 31, 2002.

     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust's Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended October 31, 2001, the Valuation Committee held six meetings. During the fiscal year ended
December 31, 2001, the Valuation Committee held seven meetings, and during the fiscal year ended August 31, 2002, the Valuation Committee held two meetings.

     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund's Prospectus. Currently, the sole member of the Trust's Dividend Committee is Ms. Uniacke. During the fiscal years ended October 31, 2001, December 31, 2001 and August 31, 2002, the Dividend Committee, held thirty, twenty-nine and twenty-four meetings, respectively.

     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. Currently, the Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal years ended October 31, 2001, December 31, 2001 and August 31, 2002.

Board Compensation

     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus additional fees for each Board meeting, Nominating Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     As noted above, the Trust has divided its Funds among three separate reporting periods. The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the Trust's respective fiscal years ended October 31, 2001, December 31, 2001 and August 31, 2002. Please note that these three fiscal years overlap each other and, therefore, the same Trustee compensation appears multiple times in the last three columns of the table. The total compensation paid to each Trustee with respect to all portfolios in the Fund Complex for any twelve-month period is the amount that appears under the appropriate column.

                          Aggregate      Aggregate       Aggregate       Aggregate
                        Compensation   Compensation    Compensation    Compensation
                          From the       From the     From the Asset     From the
                            Fixed         Global        Allocation         Money
                        Income Funds   Sector Funds     Portfolios     Market Funds
    Name of Trustee      (10/31/01)     (10/31/01)      (12/31/01)      (12/31/01)
    ---------------      ----------     ----------      ----------      ----------
Independent Trustees
--------------------
Ashok N. Bakhru(1)         $24,037          $0            $12,019         $38,459
Patrick T. Harker           17,713           0              8,857          28,340
Mary P. McPherson           17,713           0              8,857          28,340
Wilma J. Smelcer(2)          4,206           0              2,103           6,729
William H. Springer(3)      13,507           0              6,754          21,610
Richard P. Strubel          17,713           0              8,857          28,340

Interested Trustees
-------------------
David B. Ford(4)           $     0          $0            $     0         $     0
Douglas C. Grip(5)               0           0                  0               0
John P. McNulty(5)               0           0                  0               0
Alan A. Shuch                    0           0                  0               0
Kaysie P. Uniacke(2)             0           0                  0               0

                          Aggregate
                        Compensation                                     Pension or
                          From the       Aggregate      Aggregate        Retirement
                            CORE       Compensation   Compensation        Benefits
                         Tax-Managed     From the       From the      Accrued as Part
                           Equity        Specialty       Equity        of the Trust's
                            Fund           Funds          Funds           Expenses
    Name of Trustee      (12/31/01)     (12/31/01)      (8/31/02)    (all fiscal years)
    ---------------      ----------     ----------      ---------    ------------------
Independent Trustees
--------------------
Ashok N. Bakhru(1)         $2,403         $4,807         $49,120             $0
Patrick T. Harker           1,771          3,543          36,547              0
Mary P. McPherson           1,771          3,543          36,547              0
Wilma J. Smelcer(2)           421            841          36,547              0
William H. Springer(3)      1,351          2,701               0              0
Richard P. Strubel          1,771          3,543          36,547              0

Interested Trustees
-------------------
David B. Ford(4)           $    0         $    0         $     0             $0
Douglas C. Grip(5)              0              0               0              0
John P. McNulty(5)              0              0               0              0
Alan A. Shuch                   0              0               0              0
Kaysie P. Uniacke(2)            0              0               0              0

-----------
(1)  Includes compensation as Board Chairman.
(2) Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.
(3)  Mr. Springer retired as a Trustee on August 2, 2001.
(4) Mr. Ford's term of office as a Trustee will cease upon the election of his successor at the Meeting.
(5) Messrs. Grip and McNulty resigned as Trustees on August 2, 2001 and October 5, 2001, respectively.

                                 Total                  Total                 Total
                             Compensation           Compensation           Compensation
                               From Fund              From Fund             From Fund
                          Complex (including     Complex (including     Complex (including
                            the Funds)(1)          the Funds)(1)          the Funds)(1,7)
    Name of Trustee           (10/31/01)             (12/31/01)             (8/31/02)
    ---------------           ----------             ----------             ---------
Independent Trustees
--------------------
Ashok N. Bakhru(2)             $152,000               $152,000               $161,250
Patrick T. Harker               112,000                112,000                120,000
Mary P. McPherson               112,000                112,000                120,000
Wilma J. Smelcer(3)              26,500                 26,500                120,000
William H. Springer(4)           85,500                 85,500                      0
Richard P. Strubel              112,000                112,000                120,000

Interested Trustees
-------------------
David B. Ford(5)               $      0               $      0               $      0
Douglas C. Grip(6)                    0                      0                      0
John P. McNulty(6)                    0                      0                      0
Alan A. Shuch                         0                      0                      0
Kaysie P. Uniacke(3)                  0                      0                      0

------------------
(1) The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 60 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios as of September 25, 2002.
(2)  Includes compensation as Board Chairman.
(3) Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.
(4)  Mr. Springer retired as a Trustee on August 2, 2001.
(5) Mr. Ford's term of office as a Trustee will cease upon the election of his successor at the Meeting.
(6) Messrs. Grip and McNulty resigned as Trustees on August 2, 2001 and October 5, 2001, respectively.
(7) Amount does not include the Concentrated Growth Fund which commenced operations on September 3, 2002.

Nominee Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Nominee in the investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust:

                                                                          Aggregate Dollar Range of
                                                                           Equity Securities in All
                                        Dollar Range of                   Portfolios in Fund Complex
    Name of Nominee           Equity Securities in the Funds(1)             Overseen By Nominee(2)
    ---------------           ---------------------------------             ----------------------
Independent Trustees

Ashok N. Bakhru               Global Income Fund: over $100,000                 Over $100,000
                           CORE U.S. Equity Fund: $50,001-$100,000
                             Capital Growth Fund: over $100,000
                             Research Select Fund: over $100,000

Patrick T. Harker           Capital Growth Fund: $10,001-$50,000              $10,001-$50,000

Mary P. McPherson         Government Income Fund: $50,001-$100,000              Over $100,000
                             Growth and Income Fund: $1-$10,000
                            Capital Growth Fund: $50,001-$100,000
                           Small Cap Value Fund: $50,001-$100,000
                            International Equity Fund: $1-$10,000
                           Real Estate Securities Fund: $1-$10,000
                            Internet Tollkeeper Fund: $1-$10,000

Wilma J. Smelcer            Capital Growth Fund: $50,001-$100,000            $50,001-$100,000

Richard P. Strubel           Capital Growth Fund: over $100,000                 Over $100,000
                         International Equity Fund: $50,001-$100,000

Interested Trustees

Gary D. Black                Financial Square Money Market Fund:                Over $100,000
                                        over $100,000

James McNamara            Institutional Liquid Assets Money Market              Over $100,000
                                 Portfolio: $50,001-$100,000
                            Research Select Fund: $10,001-$50,000

Alan A. Shuch           Institutional Liquid Assets Prime Obligations           Over $100,000
                                  Portfolio: Over $100,000
                             Financial Square Money Market Fund:
                                          $1-$10,000
                        Financial Square Federal Fund: over $100,000
                               High Yield Fund: over $100,000
                             Capital Growth Fund: over $100,000
                              Mid Cap Value Fund: over $100,000

Kaysie P. Uniacke      Institutional Liquid Assets Federal Portfolio:           Over $100,000
                                      $50,001-$100,000
                           Enhanced Income Fund: $50,001-$100,000
                             Mid Cap Value Fund: $10,001-$50,000

------------------
(1) Includes the value of shares beneficially owned by each Nominee in the portfolios of the Trust as of June 30, 2002.
(2) Includes the Trust and Goldman Sachs Variable Insurance Trust. As of September 25, 2002 the Trust consisted of 60 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

     None of the Nominees or officers of the Trust beneficially owned individually, nor did the Nominees or officers beneficially own as a group, in excess of one percent of the outstanding shares of any of the Funds as of August 31, 2002.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF EACH NOMINEE LISTED ABOVE.

                              OFFICERS OF THE TRUST

     The following table sets forth the names of the Trust's officers, their ages, term of office, including length of time served as officer and principal occupation for the past five years. As a result of the responsibilities assumed by the Trust's investment advisers, custodian and distributor, the Trust itself requires no employees. The Trust's officers do not receive any compensation from the Trust for serving as such.

                        Position(s)
                           Held      Term of Office
       Name, Age           with      and Length of               Principal Occupation(s)
      and Address        the Trust   Time Served(1)                During Past 5 Years
      -----------        ---------   -------------                 -------------------
John M. Perlowski      Treasurer    Since 1997      Vice President, Goldman Sachs
32 Old Slip                                         (since July 1995).
New York, NY 10005
Age: 37                                             Treasurer--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Philip V. Giuca, Jr.   Assistant    Since 1997      Vice President, Goldman Sachs (May
32 Old Slip            Treasurer                    1992-Present).
New York, NY 10005
Age: 40                                             Assistant Treasurer--Goldman Sachs Mutual
                                                    Fund Complex (registered investment
                                                    companies).

Peter Fortner          Assistant    Since 2000      Vice President, Goldman Sachs (since July
32 Old Slip            Treasurer                    2000); Associate, Prudential Insurance
New York, NY 10005                                  Company of America (November 1985-June
Age: 44                                             2000); and Assistant Treasurer, certain closed-
                                                    end funds administered by Prudential (1999
                                                    and 2000).

                                                    Assistant Treasurer--Goldman Sachs Mutual
                                                    Fund Complex (registered investment
                                                    companies).

Kenneth G. Curran      Assistant    Since 2001      Vice President, Goldman Sachs (November
32 Old Slip            Treasurer                    1998-Present); and Senior Tax Manager,
New York, NY 10005                                  KPMG Peat Marwick (August 1995-October
Age: 38                                             1998).

                                                    Assistant Treasurer--Goldman Sachs Mutual
                                                    Fund Complex (registered investment
                                                    companies).

                        Position(s)
                           Held      Term of Office
       Name, Age           with      and Length of              Principal Occupation(s)
      and Address        the Trust   Time Served(1)               During Past 5 Years
      -----------        ---------   --------------               -------------------
James A. Fitzpatrick   Vice         Since 1997      Managing Director, Goldman Sachs (since
4900 Sears Tower       President                    October 1999); Vice President of GSAM
Chicago, IL 60606                                   (April 1997-December 1999); and Vice
Age: 42                                             President and General Manager, First Data
                                                    Corporation--Investor Services Group (1994 to
                                                    1997).

                                                    Vice President--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Jesse Cole             Vice         Since 1998      Vice President, GSAM (since June 1998); and
4900 Sears Tower       President                    Vice President, AIM Management Group, Inc.
Chicago, IL 60606                                   (investment adviser) (April 1996-June 1998).
Age: 39
                                                    Vice President--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Kerry K. Daniels       Vice         Since 2000      Manager, Financial Control--Shareholder
4900 Sears Tower       President                    Services, Goldman Sachs (since 1986).
Chicago, IL 60606
Age: 38                                             Vice President--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Mary F. Hoppa          Vice         Since 2000      Vice President, Goldman Sachs (since October
4900 Sears Tower       President                    1999); and Senior Vice President and Director
Chicago, IL 60606                                   of Mutual Fund Operations, Strong Capital
Age: 38                                             Management (January 1987-September 1999).

                                                    Vice President--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Christopher Keller     Vice         Since 2000      Vice President, Goldman Sachs (since April
4900 Sears Tower       President                    1997); and Manager, Andersen Consulting
Chicago, IL 60606                                   (August 1989-April 1997).
Age 36
                                                    Vice President --Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Howard B. Surloff      Secretary    Since 2001      Associate General Counsel, Goldman Sachs
32 Old Slip                                         and General Counsel to the U.S. Funds Group
New York, NY 10005                                  (since December 1997); Assistant General
Age: 37                                             Counsel and Vice President, Goldman Sachs
                                                    (since November 1993 and May 1994,
                                                    respectively); Counsel to the Funds Group,
                                                    GSAM (November 1993-December 1997).

                                                    Secretary--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies)
                                                    (since 2001) and Assistant Secretary prior
                                                    thereto.

                         Position(s)
                            Held      Term of Office
       Name, Age            with      and Length of             Principal Occupation(s)
      and Address         the Trust   Time Served(1)              During Past 5 Years
      -----------         ---------   --------------              -------------------
Dave Fishman            Assistant    Since 2001      Managing Director, Goldman Sachs (since
32 Old Slip             Secretary                    December 2001); Vice President, Goldman
New York, NY 10005                                   Sachs (1997-December 2001); Trader, Bankers
Age: 38                                              Trust (1986 to 1997).

                                                     Assistant Secretary--Goldman Sachs Mutual
                                                     Fund Complex (registered investment
                                                     companies).

Danny Burke             Assistant    Since 2001      Vice President, Goldman Sachs (since 1987).
32 Old Slip             Secretary
New York, NY 10005                                   Assistant Secretary--Goldman Sachs Mutual
Age: 39                                              Fund Complex (registered investment
                                                     companies).

Elizabeth D. Anderson   Assistant    Since 1997      Fund Manager, GSAM (since April 1996).
32 Old Slip             Secretary
New York, NY 10005                                   Assistant Secretary--Goldman Sachs Mutual
Age: 32                                              Fund Complex (registered investment
                                                     companies).

Amy E. Belanger         Assistant    Since 1999      Vice President, Goldman Sachs (since June
32 Old Slip             Secretary                    1999); Assistant General Counsel, Goldman
New York, NY 10005                                   Sachs (since 2000); Counsel, Goldman Sachs
Age: 32                                              (since 1998); Associate, Dechert Price &
                                                     Rhoads (September 1996-1998).

                                                     Assistant Secretary--Goldman Sachs Mutual
                                                     Fund Complex (registered investment
                                                     companies).

------------------
(1) Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Pursuant to Rule 32a-4 of the 1940 Act, the Trust is no longer required to submit the ratification of the selection of its accountants to the shareholders.

     At a meeting of the Board of Trustees held on November 1, 2001, the Audit Committee recommended, and the Board of Trustees, including a majority of the non-interested Trustees, approved the selection of: (1) PricewaterhouseCoopers LLP to act as independent certified public accountants for the Trust on behalf of the Asset Allocation Portfolios and Money Market Funds for the fiscal year ending December 31, 2002, and on behalf of the Equity Funds for the fiscal year ending August 31, 2002; and (2) Ernst & Young LLP to act as independent certified public accountants for the Trust on behalf of the Fixed Income and Global Sector Funds for the fiscal year ending October 31, 2002, and on behalf of the Specialty Funds and CORE Tax Managed Equity Fund for the fiscal year ending December 31, 2002.

     Representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary.
PricewaterhouseCoopers LLP and Ernst & Young LLP will be given the opportunity to make statements at the Meeting, if they so desire.

     Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audits of the Funds' annual financial statements for their most recent fiscal years are shown below:

Fund(s)                                  Fiscal Year Ended     Fees
-------                                  -----------------     ----
Asset Allocation Portfolios ..........   12/31/01              $ 47,000
Money Market Funds ...................   12/31/01              $194,500
Equity Funds .........................    8/31/02              $330,000

     The aggregate fees billed by Ernst & Young LLP for professional services for the audits of the Funds' annual financial statements for their most recent fiscal years are shown below:

Fund(s)                                   Fiscal Year Ended    Fees
-------                                   -----------------    ----
Fixed Income Funds ....................   10/31/01             $165,000
Global Sector Funds ...................   10/31/01             $ 51,000
Specialty Funds .......................   12/31/01             $ 30,000
CORE Tax-Managed Equity Fund ..........   12/31/01             $ 14,000

     Financial Information Systems Design and Implementation Fees

     PricewaterhouseCoopers LLP and Ernst & Young LLP did not bill any fees for professional services rendered to the Funds, their investment advisers or companies controlling, controlled by or under common control with the investment advisers that provided services to the Trust during their most recent fiscal years for information technology services relating to financial information systems design and implementation.

     All Other Fees

     Fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds, other than services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," related to tax return preparation and review services and other attest services.
PricewaterhouseCoopers LLP billed $80,000 to the Asset Allocation

Portfolios and to the Money Market Funds for the fiscal year ended December 31, 2002 and $98,000 to the Equity Funds for the fiscal year ended August 31, 2002 for tax return preparation and review services. PricewaterhouseCoopers LLP billed $114,000 in total to all Funds of the Trust for other attest services for the fiscal year ended August 31, 2002.

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to The Goldman Sachs Group, Inc., which includes the Funds' investment advisers and entities controlling, controlled by or under common control with the investment advisers that provided services to the Trust, for the audit of the annual financial statements for the fiscal year ended November 30, 2001 and for the reviews of the financial statements included in The Goldman Sachs Group, Inc.'s quarterly reports on Form 10-Q for that fiscal year were $12.4 million. The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to The Goldman Sachs Group, Inc. other than the audit and review services described above for the fiscal year ended November 30, 2001 were $17.1 million, which included fees related to other audit, accounting and tax advisory services of $7.9 million. The Audit Committee of the Trust's Board of Trustees considered whether the provision of the services described above was compatible with maintaining PricewaterhouseCoopers LLP's independence.

     The aggregate fees billed by Ernst & Young LLP for services rendered to the Funds, other than services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", were $51,500 for the Fixed Income and Global Sector Funds for the fiscal year ended October 31, 2001 and $13,800 for the Specialty and CORE Tax-Managed Equity Funds for the fiscal year ended December 31, 2001. These fees related to the preparation and review of the Funds' tax returns. The aggregate fees billed by Ernst & Young LLP for services rendered to The Goldman Sachs Group, Inc., for the fiscal year ended November 30, 2001 were approximately $11 million. The Audit Committee of the Trust's Board of Trustees considered whether the provision of the services described above were compatible with maintaining Ernst & Young LLP's independence.

                 VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND
                       APPROVAL OF MATTERS AT THE MEETING

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of one-third of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. If a proxy card is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be counted in favor of the election of the Nominees. Because each Fund of the Trust is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust, voting as a single class in the election of Trustees. The election of each Nominee of the Trust requires a plurality of the votes of all shareholders of the Trust who are present and entitled to be cast at the Meeting. The nine persons who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be considered present and entitled to vote for purposes of determining the existence of a quorum for the transaction of business and thus will have no effect on the vote.

     In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. If a quorum is present, any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of such proposal in favor of such an adjournment, and will vote those proxies required to be voted against such proposal against any such adjournment. Subject to the foregoing, the Meeting may be adjourned and readjourned without further notice to shareholders.

                                 OTHER BUSINESS

     The management of the Trust does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.

                              SHAREHOLDER PROPOSALS

     The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required or as otherwise determined by the Board of Trustees. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to the Trust at its address stated on the first page of this Proxy Statement.

                             ADDITIONAL INFORMATION

Investment Advisers
Goldman Sachs Asset Management
32 Old Slip
New York, New York 10005

Goldman Sachs Funds Management, L.P.
32 Old Slip
New York, New York 10005

Goldman Sachs Asset Management International
Procession House
55 Ludgate Hill
London, England EC4M7JW

Distributor
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

September 25, 2002

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, telephone or internet. If you choose to vote by mail, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by telephone or internet, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact the Trust at 1-888-338-8408.

                                  APPENDIX A

     As of September 17, 2002, each Fund had the following number of shares outstanding:


Fund                                             Outstanding Shares
----                                             ------------------
Goldman Sachs Balanced Fund                        8,115,904.080
Goldman Sachs Growth and Income Fund              21,544,605.761
Goldman Sachs CORE Large Cap Value Fund           24,630,870.980
Goldman Sachs CORE U.S. Equity Fund               33,496,634.323
Goldman Sachs CORE Large Cap Growth Fund          45,609,965.375
Goldman Sachs CORE Small Cap Equity Fund          18,398,334.448
Goldman Sachs CORE International Equity Fund      36,273,955.346
Goldman Sachs Capital Growth Fund                132,460,891.687
Goldman Sachs Strategic Growth Fund               27,479,932.332
Goldman Sachs Growth Opportunities Fund           43,965,433.361
Goldman Sachs Mid Cap Value Fund                  32,971,080.295
Goldman Sachs Small Cap Value Fund                21,436,008.393
Goldman Sachs Large Cap Value Fund                35,645,990.916
Goldman Sachs International Equity Fund           72,597,084.007
Goldman Sachs European Equity Fund                 5,581,173.189
Goldman Sachs Japanese Equity Fund                 3,551,619.928
Goldman Sachs International Growth
  Opportunities Fund                              11,505,203.032
Goldman Sachs Emerging Markets Equity Fund        12,416,546.782
Goldman Sachs Asia Growth Fund                     4,147,119.978
Goldman Sachs Research Select Fund                73,235,453.897
Goldman Sachs Concentrated Growth Fund               357,959.224
Goldman Sachs CORE Tax-Managed Equity Fund        16,477,498.875
Goldman Sachs Enhanced Income Fund               300,932,563.063
Goldman Sachs Ultra-Short Duration Government
  Fund (formerly, Adjustable Rate Government
  Fund)                                          386,144,107.685
Goldman Sachs Short Duration Government Fund      62,506,525.660
Goldman Sachs Short Duration Tax-Free Fund        22,754,046.569
Goldman Sachs Government Income Fund              23,242,664.777
Goldman Sachs Municipal Income Fund               15,380,700.670
Goldman Sachs Core Fixed Income Fund             106,178,382.337
Goldman Sachs Global Income Fund                  31,592,889.189
Goldman Sachs High Yield Municipal Fund          109,675,487.822
Goldman Sachs High Yield Fund                    230,097,921.376

Fund                                                 Outstanding Shares
----                                                 ------------------
Goldman Sachs Global Consumer Growth Fund                   166,250.471
Goldman Sachs Global Financial Services Fund                193,066.678
Goldman Sachs Global Health Sciences Fund                   535,073.315
Goldman Sachs Global Infrastructure and
  Resources Fund                                            176,396.615
Goldman Sachs Global Technology Fund                        556,811.760
Goldman Sachs Balanced Strategy Portfolio                 9,972,854.485
Goldman Sachs Growth and Income Strategy
  Portfolio                                              28,154,422.965
Goldman Sachs Growth Strategy Portfolio                  22,399,539.583
Goldman Sachs Aggressive Growth Strategy
  Portfolio                                              11,219,559.096
Goldman Sachs Internet Tollkeeper Fund                   88,398,688.191
Goldman Sachs Real Estate Securities Fund                23,078,775.775
Goldman Sachs Cash Portfolio                              1,032,101.910
Goldman Sachs Institutional Liquid Assets Prime
  Obligations Portfolio                                 917,428,965.119
Goldman Sachs Institutional Liquid Assets Money
  Market Portfolio                                    1,836,939,011.280
Goldman Sachs Institutional Liquid Assets
  Treasury Obligations Portfolio                      2,693,419,980.850
Goldman Sachs Institutional Liquid Assets
  Treasury Instruments Portfolio                        444,931,075.250
Goldman Sachs Institutional Liquid Assets
  Government Portfolio                                  186,016,831.320
Goldman Sachs Institutional Liquid Assets Federal
  Portfolio                                           3,870,198,863.910
Goldman Sachs Institutional Liquid Assets
  Tax-Exempt Diversified Portfolio                    1,651,686,959.470
Goldman Sachs Institutional Liquid Assets
  Tax-Exempt California Portfolio                       462,350,229.190
Goldman Sachs Institutional Liquid Assets
  Tax-Exempt New York Portfolio                         274,639,883.700
Goldman Sachs--Financial Square Prime
  Obligations Fund                                   22,840,342,458.510
Goldman Sachs--Financial Square Money
  Market Fund                                        11,088,465,427.520
Goldman Sachs--Financial Square Treasury
  Obligations Fund                                    5,797,176,596.940

Fund                                             Outstanding Shares
----                                             ------------------
Goldman Sachs--Financial Square Treasury
  Instruments Fund                                1,158,583,753.040
Goldman Sachs--Financial Square Government
  Fund                                            5,354,929,577.570
Goldman Sachs--Financial Square Federal Fund     10,243,993,000.460
Goldman Sachs Financial Square Tax-Free Money
  Market Fund                                     4,229,417,523.210

                                   APPENDIX B

     As of August 31, 2002, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of each
Fund:

Goldman Sachs Balanced Fund

Shareholder Name and Address             Class          Shares         Percentage of Fund
----------------------------             -----          ------         ------------------
Edward Jones & Co.                         A     3,282,347.081                40.49%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
ATTN: Mutual Fund Shareholder Acct.

Chase Manhattan Bank TTEE                  A       446,767.216                 5.51%
4 New York Plaza
New York, NY 10004-2413

Edward Jones & Co.                         B       517,398.345                 6.34%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
ATTN: Mutual Fund Shareholder Acct.

Goldman Sachs Growth and Income Fund

Shareholder Name and Address             Class           Shares          Percentage of Fund
----------------------------             -----           ------          ------------------
Edward Jones & Co.                         A      10,336,010.525                48.25%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
ATTN: Mutual Fund Shareholder Acct.

Goldman Sachs CORE Large Cap Value Fund

Shareholder Name and Address            Class              Shares          Percentage of Fund
----------------------------            -----              ------          ------------------
IMS & Co                                  A          2,280,083.736                9.18%
FBO Various IMS Customers
P.O. Box 3865
Englewood, CO 80155-3865

State Street Bank & Trust Co.       Institutional    4,168,151.975               16.79%
GS Growth Strategy Portfolio
P.O. Box 1713
Boston, MA 02105-1713

State Street Bank & Trust Co.       Institutional    4,150,901.480               16.72%
FBO GS Growth & Income Strategy
P.O. Box 1713
Boston, MA 02105-1713

State Street Bank & Trust Co.       Institutional    2,415,137.097                9.73%
GS Aggressive Growth
P.O. Box 1713
Boston, MA 02105-1713

Goldman Sachs CORE U.S. Equity Fund

Shareholder Name and Address                Class              Shares          Percentage of Fund
----------------------------                -----              ------          ------------------
Edward Jones & Co.                            A          7,375,494.752                20.07%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
ATTN: Mutual Fund Shareholder Acct.

State Street Bank & Trust Co.           Institutional    4,320,925.827                13.18%
GS Profit Sharing Master Trust
P.O. Box 1713
Boston, MA 02105-1713

Goldman Sachs CORE Large Cap Growth Fund

Shareholder Name and Address                Class              Shares          Percentage of Fund
----------------------------                -----              ------          ------------------
Edward Jones & Co.                            A          3,235,879.847                7.09%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
ATTN: Mutual Fund Shareholder Acct.

Charles Schwab & Co.                          A          2,657,340.019                5.83%
Special Custody FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122
Att: Mutual Funds

State Street Bank & Trust Co.           Institutional    3,027,950.774                7.29%
GS Growth Strategy Portfolio
P.O. Box 1713
Boston, MA 02105-1713

State Street Bank & Trust Co.           Institutional    3,277,539.583                6.73%
FBO GS Growth & Income Strategy
P.O. Box 1713
Boston, MA 02105-1713

Goldman Sachs CORE Small Cap Equity Fund

Shareholder Name and Address       Class           Shares          Percentage of Fund
----------------------------       -----           ------          ------------------
Trustmark National Bank           Service    2,174,823.503                11.76%
TTEE Various Trust Accounts
248 Capitol Street
Jackson, MS 39201-2503

Goldman Sachs CORE International Equity Fund

Shareholder Name and Address      Class          Shares          Percentage of Fund
----------------------------      -----          ------          ------------------
IMS & Co                            A      4,085,286.105                11.07%
FBO Various IMS Customers
P.O. Box 3865
Englewood, CO 80155-3865

Shareholder Name and Address           Class              Shares          Percentage of Fund
----------------------------           -----              ------          ------------------
State Street Bank & Trust Co.      Institutional    7,963,194.636                21.98%
GS Growth Strategy
P.O. Box 1713
Boston, MA 02105-1713

State Street Bank & Trust Co.      Institutional    7,889,079.835                21.78%
GS Growth & Income Strategy
P.O. Box 1713
Boston, MA 02105-1713

State Street Bank & Trust Co.      Institutional    4,452,285.746                12.29%
GS Aggressive Growth
P.O. Box 1713
Boston, MA 02105-1713

State Street Bank & Trust Co.      Institutional    2,318,700.553                 6.40%
GS Balanced Strategy
P.O. Box 1713
Boston, MA 02105-1713

Goldman Sachs Capital Growth Fund

Shareholder Name and Address          Class         Shares         Percentage of Fund
----------------------------          -----         ------         ------------------
Edward Jones & Co.                      A        317,192,315.718          12.94%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
Att: Mutual Fund Shareholder Acct.

Goldman Sachs Strategic Growth Fund

Shareholder Name and Address              Class          Shares          Percentage of Fund
----------------------------              -----          ------          ------------------
Merrill Lynch Pierce Fenner & Smith         A      4,609,784.819                17.05%
For the Sole Benefit of its Customers
4800 Deer Lake East, 3rd Fl
Jacksonville, FL 32246-6484
Att: Srvc Team Goldman Sachs Funds

Goldman Sachs Mid Cap Value Fund

Shareholder Name and Address           Class              Shares          Percentage of Fund
----------------------------           -----              ------          ------------------
Charles Schwab & Co.                     A          2,564,810.218                7.84%
Special Custody FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122
Att: Mutual Funds

State Street Bank & Trust Co.      Institutional    8,101,264.837               24.84%
GS Balanced Strategy
P.O. Box 1713
Boston, MA 02105-1713

Goldman Sachs Small Cap Value Fund

Shareholder Name and Address            Class          Shares          Percentage of Fund
----------------------------            -----          ------          ------------------
Edward Jones & Co.                        A      2,533,321.985                11.94%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
Att: Mutual Fund Shareholder Acct.

Goldman Sachs Large Cap Value Fund

Shareholder Name and Address          Class              Shares          Percentage of Fund
----------------------------          -----              ------          ------------------
A.G. Edwards Trust Co.            Institutional    2,639,572.962                7.54%
P.O. Box 66734
St Louis, MO 63166-6734
Att: Operations

Goldman Sachs International Equity Fund

Shareholder Name and Address              Class          Shares          Percentage of Fund
----------------------------              -----          ------          ------------------
Merrill Lynch Pierce Fenner & Smith         A      8,341,706.936                11.21%
For the Sole Benefit of its Customers
4800 Deer Lake East, 3rd Fl
Jacksonville, FL 32246-6484
Att: Srvc Team Goldman Sachs Funds

Edward Jones & Co.                          A      6,833,719.826                 9.19%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
Att: Mutual Fund Shareholder Acct.

Goldman Sachs European Equity Fund

Shareholder Name and Address      Class         Shares         Percentage of Fund
----------------------------      -----         ------         ------------------
Goldman, Sachs & Co.                A          439,776.925            7.65%
FBO Acct# 001488220
85 Broad Street
New York, NY 10004-2434

Goldman, Sachs & Co.                A          337,491.367            5.87%
FBO Acct# 029065232
85 Broad Street
New York, NY 10004-2434

Goldman Sachs Japanese Equity Fund

Shareholder Name and Address      Class         Shares         Percentage of Fund
----------------------------      -----         ------         ------------------
Goldman, Sachs & Co.                A          303,451.637            8.48%
FBO Acct# 029065232
85 Broad Street
New York, NY 10004-2434

Shareholder Name and Address                  Class             Shares         Percentage of Fund
----------------------------                  -----             ------         ------------------
Merrill Lynch Pierce Fenner & Smith             A              196,529.220            5.49%
For the Sole Benefit of its Customers
4800 Deer Lake East, 3rd Fl
Jacksonville, FL 32246-6484
Att: Srvc Team Goldman Sachs Funds

Goldman, Sachs & Co.                            A              190,760.653            5.33%
FBO Acct# 026434126
85 Broad Street
New York, NY 10004-2434

Goldman, Sachs & Co.                      Institutional        382,653.061           10.98%
FBO Acct# 026277087
85 Broad Street
New York, NY 10004-2434

Goldman Sachs International Growth Opportunities Fund

Shareholder Name and Address           Class              Shares          Percentage of Fund
----------------------------           -----              ------          ------------------
Goldman, Sachs & Co.               Institutional    1,305,292.984                11.31%
FBO Acct# 003001435
85 Broad Street
New York, NY 10004-2434

Goldman, Sachs & Co.               Institutional      768,505.970                 6.66%
FBO Acct# 029056116
85 Broad Street
New York, NY 10004-2434

State Street Bank & Trust Co.      Institutional      692,416.998                 6.00%
GS Growth Strategy
P.O. Box 1713
Boston, MA 02105-1713

Dane & Co.                         Institutional      641,771.239                 5.56%
Sate Street Corp.
c/o Master Note AH03
108 Myrtle Street
Quincy, MA 02171-1753

Goldman Sachs Emerging Markets Equity Fund

Shareholder Name and Address          Class             Shares         Percentage of Fund
----------------------------          -----             ------         ------------------
IMS & Co.                               A            640,289.408              5.00%
FBO Various IMS Customers
P.O. Box 3865
Englewood, CO 80155-3865

University of Texas Systems       Institutional    3,053,534.618             24.63%
Permanent University Fund
P.O. Box 2033
Austin, TX 78768
Att: Security Operations

Shareholder Name and Address            Class              Shares          Percentage of Fund
----------------------------            -----              ------          ------------------
UTIMCO General Endowment Fund       Institutional    1,549,306.249                12.50%
221 West 6th Street, Suite 1700
Austin, TX 78701

State Street Bank & Trust Co.       Institutional    1,227,396.037                 9.90%
GS Growth Strategy
P.O. Box 1713
Boston, MA 02105-1713

State Street Bank & Trust Co.       Institutional    1,190,713.443                 9.60%
GS Growth & Income
P.O. Box 1713
Boston, MA 02105-1713

State Street Bank & Trust Co.       Institutional      897,900.397                 7.24%
GS Aggressive Growth
4900 Sears Tower
Chicago, IL 60606-6372

Verizon                             Institutional      768,013.703                 6.19%
P.O. Box 120029
695 Main Street, Suite 600
Stamford, CT 06901-2143

Goldman Sachs Asia Growth Fund

Shareholder Name and Address            Class         Shares         Percentage of Fund
----------------------------            -----         ------         ------------------
Edward Jones & Co.                        A          896,230.469            19.91%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
Att: Mutual Fund Shareholder Acct.

Goldman Sachs CORE Tax-Managed Equity Fund

Shareholder Name and Address            Class          Shares          Percentage of Fund
----------------------------            -----          ------          ------------------
Edward Jones & Co.                        A      1,741,138.576                10.55%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
Att: Mutual Fund Shareholder Acct.

Goldman Sachs Enhanced Income Fund

Shareholder Name and Address          Class               Shares          Percentage of Fund
----------------------------          -----               ------          ------------------
Goldman, Sachs & Co.              Institutional    29,923,610.977                9.77%
FBO Acct# 012105334
85 Broad Street
New York, NY 10004-2434

Goldman Sachs Ultra-Short Duration Government Fund
(formerly, Adjustable Rate Government Fund)

Shareholder Name and Address          Class               Shares          Percentage of Fund
----------------------------          -----               ------          ------------------
Goldman, Sachs & Co.              Institutional    31,304,118.732                8.38%
FBO Acct# 012105334
85 Broad Street
New York, NY 10004-2434

Goldman, Sachs & Co.              Institutional    19,828,893.850                5.31%
FBO Acct# 026450932
85 Broad Street
New York, NY 10004-2434

Goldman Sachs Short Duration Government Fund

Shareholder Name and Address               Class              Shares          Percentage of Fund
----------------------------               -----              ------          ------------------
Charles Schwab & Co.                         A          3,549,741.040                5.82%
Special Custody FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122
Att: Mutual Funds

Goldman Sachs Employee Trust-GL1Q      Institutional    5,836,437.949                9.55%
c/o State Street Bank & Trust
1 Enterprise Drive
North Quincy, MA 02171-2126
Att: Goldman Trust--W48

State Street Bank & Trust Co.          Institutional    4,979,930.618                8.15%
GS Balanced Strategy
P.O. Box 1713
Boston, MA 02105-1713

Goldman Sachs Short Duration Tax-Free Fund

Shareholder Name and Address              Class          Shares          Percentage of Fund
----------------------------              -----          ------          ------------------
Merrill Lynch Pierce Fenner & Smith         C      1,068,553.914                5.06%
For the Sole Benefit of its Customers
4800 Deer Lake East, 3rd Fl
Jacksonville, FL 32246-6484
Att: Srvc Team Goldman Sachs Funds

Goldman Sachs Municipal Income Fund

Shareholder Name and Address               Class              Shares          Percentage of Fund
----------------------------               -----              ------          ------------------
Edward Jones & Co.                           A          2,006,726.933                13.54%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
Att: Mutual Fund Shareholder Acct.

A.G. Edwards Trust Co.                 Institutional    1,459,579.327                 9.85%
P.O. Box 66734
St Louis, MO 63166-6734
Att: Operations

Goldman Sachs Core Fixed Income Fund

Shareholder Name and Address          Class              Shares          Percentage of Fund
----------------------------          -----              ------          ------------------
Goldman, Sachs & Co.              Institutional    8,208,658.462                7.57%
FBO Acct# 026448159
85 Broad Street
New York, NY 10004-2434

Goldman Sachs Global Income Fund

Shareholder Name and Address                Class              Shares          Percentage of Fund
----------------------------                -----              ------          ------------------
Charles Schwab & Co.                          A          9,133,726.584                28.70%
Special Custody FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4122
Att: Mutual Funds

State Street Bank & Trust               Institutional    3,448,493.947                10.82%
TTEE GS Profit Sharing Master Trust
P.O. Box 1992
Boston, MA 02105-1992

Senatra Healthcare                      Institutional    1,955,222.757                 6.14%
c/o GSAM
32 Old Slip, 20th Fl
New York, NY 10005-3504

State Street Bank & Trust Co.           Institutional    1,626,403.417                 5.10%
GS Growth & Income
P.O. Box 1713
Boston, MA 02105-1713

Goldman Sachs Global Consumer Growth Fund

Shareholder Name and Address          Class             Shares         Percentage of Fund
----------------------------          -----             ------         ------------------
Goldman Sachs Group Ltd.          Institutional    299,400.000                88.00%
701 Mount Lucas Road
Princeton, NJ 08540-1911

Goldman Sachs Global Financial Services Fund

Shareholder Name and Address          Class             Shares         Percentage of Fund
----------------------------          -----             ------         ------------------
Goldman Sachs Group Ltd.          Institutional    300,608.700                79.52%
701 Mount Lucas Road
Princeton, NJ 08540-1911

Goldman Sachs Global Health Sciences Fund

Shareholder Name and Address          Class             Shares         Percentage of Fund
----------------------------          -----             ------         ------------------
Goldman Sachs Group Ltd.          Institutional    299,400.000                41.49%
701 Mount Lucas Road
Princeton, NJ 08540-1911

Goldman Sachs Global Infrastructure and Resources Fund

Shareholder Name and Address          Class             Shares         Percentage of Fund
----------------------------          -----             ------         ------------------
Goldman Sachs Group Ltd.          Institutional    299,400.000                82.65%
701 Mount Lucas Road
Princeton, NJ 08540-1911

Goldman Sachs Global Technology Fund

Shareholder Name and Address          Class             Shares         Percentage of Fund
----------------------------          -----             ------         ------------------
Goldman Sachs Group Ltd.          Institutional        299,961.767            53.77%
701 Mount Lucas Road
Princeton, NJ 08540-1911

Goldman, Sachs & Co.              Institutional         61,005.851            10.94%
FBO Acct# 029067311
85 Broad Street
New York, NY 10004-2434

Goldman Sachs Balanced Strategy Portfolio

Shareholder Name and Address               Class             Shares         Percentage of Fund
----------------------------               -----             ------         ------------------
Edward Jones & Co.                           A            748,412.098              7.47%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
Att: Mutual Fund Shareholder Acct.

Goldman Sachs Philanthropy Fund        Institutional    3,072,522.597             30.66%
1 New York Plaza, 40th Fl
New York, NY 10004-1901

Goldman Sachs Growth and Income Strategy Portfolio

Shareholder Name and Address            Class          Shares          Percentage of Fund
----------------------------            -----          ------          ------------------
Edward Jones & Co.                        A      3,629,142.924                12.82%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
Att: Mutual Fund Shareholder Acct.

Goldman Sachs Growth Strategy Portfolio

Shareholder Name and Address            Class          Shares          Percentage of Fund
----------------------------            -----          ------          ------------------
Edward Jones & Co.                        A      1,976,909.074                8.83%
201 Progress Pkwy,
Maryland Heights, MO 63043-3009
Att: Mutual Fund Shareholder Acct.

Goldman Sachs Internet Tollkeeper Fund

Shareholder Name and Address              Class          Shares          Percentage of Fund
----------------------------              -----          ------          ------------------
Merrill Lynch Pierce Fenner & Smith         B      4,715,742.595                5.23%
For the Sole Benefit of its Customers
4800 Deer Lake East, 3rd Fl
Jacksonville, FL 32246-6484
Att: Srvc Team Goldman Sachs Funds

Goldman Sachs Real Estate Securities Fund

Shareholder Name and Address                Class              Shares          Percentage of Fund
----------------------------                -----              ------          ------------------
State Street Bank & Trust               Institutional    2,501,064.266                10.90%
TTEE GS Profit Sharing Master Trust
105 Rosemont Road
Westwood, MA 02090-2318

Alerus Financial                        Institutional    1,255,068.274                 5.47%
FROJACK Co.
2401 Demers Avenue
Grand Forks, ND 58201-4183

Goldman Sachs Cash Portfolio

Shareholder Name and Address          Class              Shares          Percentage of Fund
----------------------------          -----              ------          ------------------
Goldman Sachs Group LP            Institutional    1,027,605.840                99.70%
Seed Account
701 Mount Lucas Road
Princeton, NJ 08540-1911

Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio

Shareholder Name and Address     Class          Shares         Percentage of Fund
----------------------------     -----          ------         ------------------
Goldman Sachs Group LP          Service      142,447,389.460          18.71%
701 Mount Lucas Road
Princeton, NJ 08540-1911

Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio

Shareholder Name and Address     Class           Shares          Percentage of Fund
----------------------------     -----           ------          ------------------
Hare & Co.                      Service      2,285,107,880.080          82.19%
c/o The Bank of New York
1 Wall Street, 2nd Fl
New York, NY 10286-0001
Att: Short-Term Investments

Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio

Shareholder Name and Address        Class             Shares         Percentage of Fund
----------------------------        -----             ------         ------------------
Hare & Co.                         Service         295,609,798.190          63.51%
c/o The Bank of New York
1 Wall Street, 2nd Fl
New York, NY 10286-0001
Att: Short-Term Investments

Goldman, Sachs & Co.            Institutional          46,761,528           10.05%
FBO Acct# 026070458
85 Broad Street
New York, NY 10004-2434

Goldman Sachs Institutional Liquid Assets Government Portfolio

Shareholder Name and Address       Class            Shares          Percentage of Fund
----------------------------       -----            ------          ------------------
The Oakmark Funds                 Service    79,044,376.380                40.37%
c/o Harris Associates
2 North LaSalle Street
Chicago, IL 60602-3702

Goldman Sachs--Financial Square Prime Obligations Fund

Shareholder Name and Address        Class              Shares          Percentage of Fund
----------------------------        -----              ------          ------------------
Xerox Corporation               Institutional      1,368,876,666.570          5.61%
P.O. Box 1600
Stamford, CT 06404-1600

Goldman Sachs--Financial Square Money Market Fund

Shareholder Name and Address        Class             Shares         Percentage of Fund
----------------------------        -----             ------         ------------------
Hare & Co.                      Institutional      720,487,838.000          6.43%
c/o The Bank of New York
1 Wall Street, 2nd Fl
New York, NY 10286-0001
Att: Short-Term Investments

Goldman Sachs--Financial Square Treasury Obligations Fund

Shareholder Name and Address         Class             Shares         Percentage of Fund
----------------------------         -----             ------         ------------------
Hare & Co.                      Administration      371,015,193.970          6.50%
c/o The Bank of New York
1 Wall Street, 2nd Fl
New York, NY 10286-0001
Att: Short-Term Investments

The Fulton Company              Administration      320,408,124.480          5.61%
P.O. Box 3215
Lancaster, PA 17604-3215

Commerce Bank TTEE                  Service         521,337,504.490          9.13%
1701 RT 70 East
Cherry Hill, NJ 08003-2390

COMDISCO                         Institutional      623,914,414.700         10.93%
6111 North River Road
Rosemont, IL 60018

Mori & Co.                         Preferred        418,951,936.000          7.34
Commerce Bank of Kansas City
P.O. Box 13366
Kansas City, MO 64199-3366

Goldman Sachs--Financial Square Treasury Instruments Fund

Shareholder Name and Address        Class             Shares         Percentage of Fund
----------------------------        -----             ------         ------------------
Harris Trust & Savings Bank     Institutional      110,025,699.750          11.17%
P.O. Box 71940
Chicago, IL 60694

Esor & Co.                      Institutional      103,751,434.690          10.54%
c/o Associated Bank Green Bay
P.O. Box 19006
Green Bay, WI 54307

City National Bank Fiduciary    Institutional       95,657,799.100           9.72%
P.O. Box 60520
Los Angeles, CA 90060

Calhoun & Co.                   Institutional       73,847,897.950           7.50%
c/o Commerica Bank
Mail Code 3455
411 West Lafayette Blvd
Detroit, MI 48226

Goldman Sachs--Financial Square Government Fund

Shareholder Name and Address         Class             Shares         Percentage of Fund
----------------------------         -----             ------         ------------------
Mellon Bank N.A.                Administration      390,825,000.000          7.42%
3 Mellon Bank Center, RM 2501
Pittsburgh, PA 15259-0001

Shareholder Name and Address         Class             Shares         Percentage of Fund
----------------------------         -----             ------         ------------------
Amalgamated Bank of Chicago     Administration      346,361,975.410          6.58%
1 West Monroe Street
Chicago, IL 60603

Bastogne Inc.                      Preferred       370,000,467,050           7.03%
2920 North Green Valley Pkwy
Building 3
Henderson, NV 89014

Fleet Boston                       Preferred        300,381,379.250          5.71%
Mailstop Made 10013H
100 Federal Street
Boston, MA 02110

Goldman Sachs--Financial Square Federal Fund

Shareholder Name and Address        Class             Shares         Percentage of Fund
----------------------------        -----             ------         ------------------
Goldman, Sachs & Co.            Institutional      580,413,040.460          5.54%
FBO Acct# 010280758
85 Broad Street
New York, NY 10004-2434

COMDISCO                        Institutional      560,734,347.010          5.35%
6111 North River Road
Rosemont, IL 60018

            CORE(SM), Goldman Sachs Internet Tollkeeper Fund(SM) and The Goldman Sachs Research Select Fund(SM) are service marks of Goldman, Sachs & Co.

[Goldman Sachs logo]

                                  3 EASY WAYS TO VOTE YOUR PROXY
                               (1) VIA THE INTERNET  (2) BY TELEPHONE
             (3) RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE PAID ENVELOPE

We encourage you to vote by Internet or telephone, using the EzVote "control" number shown at left. These voting methods will save the Funds a good deal of money otherwise expended on postage. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

---------------------------------    YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY!

 Your ezVote Control Number is       -------------------------------------------
   XXX  XXX  XXX  XXX  XX
                                             VOTING ON THE INTERNET
---------------------------------
                                     * Read the Proxy Statement and have this
                                       card at hand
                                     * Log on to www.proxyweb.com
                                     * Enter your EzVote Control Number and
                                       follow the on-screen instructions
                                     * Do not return this paper ballot

                                     -------------------------------------------

                                     -------------------------------------------

                                                  VOTING BY PHONE

                                     * Read the Proxy Statement and have this
                                       card at hand
                                     * Call toll-free 1-888-221-0697
                                     * Enter your EzVote Control Number and
                                       follow the recorded instructions
                                     * Do not return this paper ballot

                                     -------------------------------------------

Shareholders requiring further information about telephone or Internet voting generally, should contact the Goldman Sachs Trust toll-free at 1-888-338-8408.

--------------------------------------------------------------------------------
COMPLETE AND RETURN THE FOLLOWING IF YOU CHOOSE TO VOTE BY PAPER BALLOT

[left column]

                                   ezVote(SM)
                           CONSOLIDATED PROXY BALLOT
This EzVote Consolidated Proxy covers all of your accounts registered to the same Social Security or Tax I.D. number at this address in all investment portfolios ("Funds") of Goldman Sachs Trust. By voting and signing this consolidated proxy ballot, you are voting all of the affected accounts in the same manner. If you desire to vote each of your accounts separately, use the individual ballots on the reverse side of this card.

[right column]

                              GOLDMAN SACHS TRUST
The undersigned hereby appoints Amy E. Belanger, Bradford A. Caswell,
Gary Black, Howard B. Surloff, James A. Fitzpatrick, James McNamara and
John M. Perlowski, and each of them, with full power of substitution, as proxies of the undersigned to vote at the Special Meeting stated below, and all adjournments thereof, all shares of beneficial interest of the Trust held of record by the undersigned on the record date for the Meeting, upon the following matter, and upon any other matter which may properly come before the Meeting, at their discretion.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GOLDMAN SACHS TRUST (THE "TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2002 AT 4:00 P.M. (NEW YORK TIME) AT THE OFFICES OF GOLDMAN, SACHS & CO., 32 OLD SLIP, 2nd FLOOR, NEW YORK, NEW YORK 10005.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of Trustees.

If you are voting by consolidated proxy ballot, please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

PROPOSALS:

1. Election of Trustees:                                                                   FOR all                 WITHHOLD
                                                                                           Nominees                AUTHORITY
   (01) Ashok N. Bakhru, (02) Gary D. Black, (03) Patrick T. Harker, (04) James         listed at left            to vote for
   McNamara,  (05) Mary P. McPherson, (06) Alan A. Shuch, (07) Richard P.                 (except as              all Nominees
   Strubel, (08) Wilma J. Smelcer, (09) Kaysie P. Uniacke                                  marked to              listed at
                                                                                         the contrary)              left

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE             / /                      / /        1.
THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE PROVIDED BELOW):

--------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                                       Date _______________________________ 2002


                                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
                        Receipt of Notice of Special Meeting and Proxy Statement
                                       is hereby acknowledged.

                    IMPORTANT - Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

                    ------------------------------------------------------------



                    ------------------------------------------------------------
                    Sign here exactly as name(s) appear(s) on left if you are using Consolidated proxy ballot. If you desire to vote each of your accounts separately, use the individual ballots on reverse of this card.

                                                                         GOLD-EZ

                            INDIVIDUAL PROXY BALLOTS

   IMPORTANT: USE THESE BALLOTS ONLY IF YOU WISH TO VOTE EACH FUND SEPARATELY

TRUSTEE NOMINEES: (01) Ashok N. Barkhru, (02) Gary D. Black, (03) Patrick T.
                  Harker, (04) James McNamara, (05) Mary P. McPherson, (06) Alan
                  A. Shuch, (07) Richard P. Strubel, (08) Wilma J. Smelcer,
                  (09) Kaysie P. Uniacke

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

----------------------------------------------------------------         -----------------------------------------------------------

XXX XXXXXXXXXX XXX

ACCOUNT REGISTRATION
PRINTS HERE

                           CONTROL NUMBER
                         XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

FUND NAME PRINTS HERE

1. ELECTION OF TRUSTEES                 FOR    WITHHOLD  FOR ALL
(REFER TO NOMINEES AT TOP OF PAGE)      ALL      ALL     EXCEPT*

----------------------------------
(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
WRITE THE NUMBER OF THE NOMINEE(S) ON THE LINE PROVIDED ABOVE.)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

----------------------------------------------------------------         -----------------------------------------------------------

----------------------------------------------------------------         -----------------------------------------------------------










----------------------------------------------------------------         -----------------------------------------------------------

----------------------------------------------------------------         -----------------------------------------------------------










----------------------------------------------------------------         -----------------------------------------------------------
                                                                         Please sign, date and return promptly if you have voted
                                                                         each of your accounts separately. Receipt of Notice of
Date _____________________________________ 2002                          Special Meeting and Proxy Statement is hereby acknowledged.

                                                                         -----------------------------------------------------------

IMPORTANT - Joint owners must EACH sign. When signing as
attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.
                                                                         -----------------------------------------------------------
                                                                                  Signature(s) (and Title(s), if applicable)

                                                                         GOLD-EZ

[Goldman Sachs logo]

                                         3 EASY WAYS TO VOTE YOUR PROXY

                                1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and use the control number shown.
                                2. On the Internet at www.proxyweb.com and use the control number shown.
                                3. Return this proxy card using the enclosed postage paid envelope.

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                Shareholders requiring further information about telephone or Internet voting generally, should contact Goldman Sachs Trust toll-free at 1-888-338-8408.

FUND NAME PRINTS HERE

FUND NAME PRINTS HERE                                        GOLDMAN SACHS TRUST

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GOLDMAN SACHS TRUST (THE "TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2002 AT 4:00 P.M. (NEW YORK TIME) AT THE OFFICES OF GOLDMAN, SACHS & CO., 32 OLD SLIP, 2nd FLOOR, NEW YORK, NEW YORK 10005.

The undersigned hereby appoints Amy E. Belanger, Bradford A. Caswell, Gary Black, Howard B. Surloff, James A. Fitzpatrick, James McNamara and John M. Perlowski, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and all adjournments thereof, all shares of beneficial interest of the Funds named above held of record by the undersigned on the record date for the Meeting, upon the matter set forth on the reverse side of this card, and upon any other matter which may properly come before the Meeting, at their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of Trustees.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY.
                                        Receipt of Notice of Special Meeting and
                                         Proxy Statement is hereby acknowledged.

                                        Date: __________________________________

                              --------------------------------------------------


                              --------------------------------------------------
                               Sign here exactly as name(s) appear(s) on left.

                              IMPORTANT - Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

                                    (Continued on Reverse Side)

                                                                            GOLD

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.


                                                                                                     FOR all          WITHHOLD
                                                                                                     Nominees         AUTHORITY
                                                                                                  listed at left     to vote for
1. Election of Trustees:                                                                            (except as       all Nominees
                                                                                                     marked to      listed at left
   (01) Ashok N. Bakhru, (02) Gary D. Black, (03) Patrick T. Harker, (04) James McNamara,          the contrary)
   (05) Mary P. McPherson, (06) Alan A. Shuch, (07) Richard P. Strubel, (08) Wilma J. Smelcer,
   (09) Kaysie P. Uniacke                                                                              ( )               ( )

(Instruction:  To withhold authority to vote for any individual Nominee(s), write the number(s)
of the Nominee(s) on the line provided below):

________________________________________________________________________________





2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

                                                                            GOLD